UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



                                  July 22, 2004
            ---------------------------------------------------------
                Date of Report (date of earliest event reported)


                       ASIA PREMIUM TELEVISION GROUP, INC
         ---------------------------------------------------------------
              Exact name of registrant as specified in its charter



          Nevada                        033-33263               62-1407521
-------------------------------------------------------------------------------
  State  of  Incorporation      Commission  File  Number      IRS  Employer



 Room 602, 2 North Tuanjiehu Street, Chaoyang District, Beijing, 100026, P.R.C.
----------------------------------------------------------------------------
              Address of Principle Executive Office, Including Zip Code

                                 86-10-6582-7900
   ---------------------------------------------------------------------------
               Registrant's Telephone Number, Including Area Code

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

     As previously reported, the Company had outstanding agreements to acquire Shangdon Hongzhi Advertising, Ltd., Lee & Brothers International Advertising and Beijing Youngfu Century Advertising Consultancy Company Limited. As of July 9, 2004, the Company completed its due diligence and closed the acquisitions. A total of 750,000,000 shares were issued for the acquisitions. The shares were issued in March and July of 2003, however, the Company did not receive the assets until July 9, 2004 and considers the acquisitions closed as of that date.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

         (a)  Financial  Statements  of  Businesses  Acquired.

      To  be  filed  within  60  days.

         (b)  Pro  Forma  Financial  Information.

              To  be  filed  within  60  days.


SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused the Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.



          By:  /s/  Stanley  R.  Goss
           -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -
          Stanley  R.  Goss
          Chief  Financial  Officer
          Date:  August  11,  2004